STOCK OPTION AGREEMENT

This Stock Option Agreement is dated as of _______, 2002, and is by and among the undersigned holder (the "Seller") of shares of Keurig, Incorporated, a Delaware corporation (the "Company"), Green Mountain Coffee Roasters, Inc., a Vermont corporation (the "Buyer"), and Venture Law, Inc. d/b/a Merritt & Merritt, a Vermont professional services corporation (the "Escrow Agent").

WITNESSETH:

WHEREAS, the Seller owns that number and type of shares of the Company (collectively, the "Shares") as set forth on the signature page hereof; and

WHEREAS, the Seller desires to grant to the Buyer an option to purchase all the Shares and the Buyer desires to obtain such option in accordance with the terms of this Agreement.

NOW THEREFORE, in consideration of the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

  Grant of Option. In consideration for $10.00 (the "Option Price") which is being paid by the Buyer to the Seller herewith, and subject to adjustment as provided for in Section 8 hereof, the Seller hereby grants to the Buyer an option (the "Option") to purchase all of the Shares, free and clear from all liens and encumbrances, at a price per share equal to $6.50 per share (the "Exercise Price") at any time during the period (the "Option Period") commencing on the date hereof and ending at 5:00 P.M. Eastern Standard Time on February 8, 2002, subject to extension in accordance with Section 3 below (the "Expiration Date").

2. Manner of Exercise of Option. At any time during the Option Period, the Option may be exercised in full by giving written notice to the Seller (the "Exercise Notice") at the Seller's address set forth on the signature page hereto and delivering to the Escrow Agent the aggregate Exercise Price and a copy of the Exercise Notice. Upon receipt by the Seller of the Exercise Notice, the Seller shall promptly, within five (5) business days from the date on which the Seller received the Exercise Notice (the "Exercise Date"), remit to the Escrow Agent all certificates representing the Shares and a properly executed stock power in substantially the form attached hereto as Exhibit A and dated as of the Exercise Date, and written payment instructions to the Escrow Agent providing either wire instructions or an address to which payment should be mailed. Upon receipt by the Escrow Agent of Seller's payment instructions and such certificate(s) and a properly executed stock power transferring all right, title and interest in the Shares to the Buyer, or an affiliate of the Buyer designated in the Exercise Notice to receive such the Shares, the Escrow Agent shall pay to the Seller the aggregate Exercise Price and deliver the Shares to the Buyer. No partial exercise may be made for less than all the Shares.

3. Power of Attorney; Extension of Option Period; Indemnification.

(a) The Seller hereby irrevocably constitutes and appoints David B. Johnson and John Trucano (the "Agents"), and each of them, with full power to act without the other, as its true and lawful attorney-in-fact and agent, with full and several power of substitution, in their sole discretion to extend the Expiration Date to April 8, 2002. In addition to the foregoing, the Agents shall extend the Expiration Date to April 8, 2002, if prior to February 8, 2002, the Buyer has demonstrated to the reasonable satisfaction of the Agents that it has received a commitment from a financial institution and/or is implementing a plan to finance the purchase of the Shares on or before April 8, 2002. This Power of Attorney shall be a durable power of attorney and shall not be affected by the subsequent disability of the principal.

(b) Neither of the Agents shall be liable to the Seller for any action taken or omitted to be taken by them with respect to extension of the Expiration Date pursuant to Section 3(a) above. The Seller covenants and agrees to hold each of the Agents harmless from, and indemnify each of the Agents against any loss, liability, expense (including reasonable attorneys' fees and expenses) claim or demand arising out of or in connection with the performance of his obligations under this Agreement. The foregoing indemnification obligations shall survive the Closing pursuant to this Agreement.

4. Representations and Warranties of the Seller. The Seller represents and warrants to the Buyer that as of the date hereof and on the Exercise Date:

    The Seller owns the Shares beneficially and of record free and clear of any liens, restrictions or encumbrances. The Seller has the full power and legal right to sell the same. The Seller has good and marketable title to the Shares, free from all liens, claims and encumbrances.

(b) The Shares, which are set forth on the signature page hereto, comprise all securities of the Company held by the Seller and except for the Shares the Seller has no other equity interest in the Company or security convertible or exercisable therefore.

(c) Except for this Agreement, the Seller has not granted any other options with respect to, or entered into any other agreements for the sale or pledge of, any interest in the Shares.

(d) This Agreement constitutes the valid and binding obligation of the Seller and is enforceable in accordance with its terms and the transactions contemplated herein have been duly authorized by all required action.

(e) Except for the agreements listed on Exhibit B hereto (the "Assigned Contracts"), there are no shareholders' agreements, employment agreements, voting trust agreements, stock purchase agreements, rights agreements or other agreements with or among the Company or the existing shareholders of the Company which either impose transfer restrictions on the Shares or grant the Seller any contractual rights with respect to the Shares or the Company, including without limitation registration rights, information rights, Company covenants, preemptive rights and rights of first refusal.

(f) Each of the Assigned Contracts is valid, in full force and effect and binding upon the Seller and the other parties thereto in accordance with its terms. The Seller is not, and to the knowledge of the Seller no other party is, in default under or in arrears in the performance, payment or satisfaction of any agreement or condition on its part to be performed or satisfied under any Assigned Contract, nor does any condition exist that with notice or lapse of time or both would constitute such a default, and no waiver or indulgence has been granted by any party under any Assigned Contract. The Seller has not received notice of, and the Seller does not have any knowledge of, any fact, which would result in a termination, repudiation, or breach of any Assigned Contract. The Seller has provided Buyer with true and complete copies of all of such Assigned Contracts

(g) The execution, delivery and performance by the Seller of this Agreement does not and will not (i) constitute a violation of, or conflict with or result in any breach of, acceleration of any obligation under, right of termination under, or default under, any agreement or instrument to which the Seller is a party, (ii) violate any judgment, decree, order, statute, rule or regulation applicable to the Seller, (iii) require the Seller to obtain any approval, consent or waiver of, or to make any filing with, any person or entity (governmental or otherwise) that has not been obtained or made, or (iv) result in the creation or imposition of any lien or encumbrance on any of the Shares.

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(h) No representation or warranty by the Seller in this Agreement nor any statement or certificate furnished or to be furnished to the Buyer by the Seller in connection with the transactions contemplated hereby, contains, or will contain, any untrue statement of a material fact, or omits, or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

5. Representations and Warranties of the Buyer. The Buyer, represents and warrants to the Seller as follows:

(a) This Agreement constitutes the valid and binding obligation of the Buyer and is enforceable in accordance with its terms.

    Neither the execution and delivery of this Agreement nor the consummation of this transaction in the manner provided in this Agreement will violate any material agreement to which the Buyer is a party or by which the Buyer is bound or any law, order or decree.

(c) No representation or warranty by the Buyer in this Agreement nor any statement or certificate furnished or to be furnished to the Seller by the Buyer in connection with the transactions contemplated hereby, contains, or will contain, any untrue statement of a material fact, or omits, or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

6. Survival of Representations and Warranties. All representations, warranties, covenants and agreements contained in this Agreement or any statement, schedule, exhibit or list delivered pursuant hereto shall survive the exercise of the Option. Notwithstanding any investigation conducted before or after the exercise of the Option, or the decision to exercise the Option, each party shall be entitled to rely upon, and shall have the full benefit of, all such representations, warranties, covenants and agreements.

7. Notification of Certain Matters. Promptly following receipt of the Exercise Notice and prior to delivering any certificates to the Escrow Agent, the Seller shall promptly notify the Buyer in writing of: (a) the occurrence or non-occurrence of any fact or event of which Seller has knowledge which would be reasonably likely (i) to cause any representation or warranty of Buyer contained in this Agreement to be untrue or incorrect in any material respect as of the Exercise Date or (ii) to cause any covenant, condition or agreement of Seller in this Agreement not to be complied with or satisfied in any material respect; or (b) any failure of Seller to comply with or satisfy any covenant, condition or agreement to complied with or satisfied by it hereunder in any material respect; provided, however, that no such notification shall affect the representations or warranties of the Seller, or the right of the Buyer to rely thereon, or the conditions to the obligations of the Buyer, or the remedies available hereunder to the Buyer. Upon receipt of any such notice, the Buyer shall, in addition to all other rights and remedies, have the right to rescind its exercise of the Option, in which case the Escrow Agent shall promptly return to the Buyer the Exercise Price and the Option shall remain issued, outstanding and fully exercisable by Buyer in accordance with the terms of this Agreement as if there had never been an exercise thereof.

8. Assignment of Certain Contractual Rights. Subject to and effective upon exercise of the Option as of the Exercise Date, the Seller hereby assigns to the Buyer, and Buyer hereby accepts and assumes from the Seller, all of Seller's right, title and interest in, to and under each and every Assigned Contract, to have and to hold the same unto Buyer and its successors and assigns from and after the date hereof subject to the covenants, conditions and provisions therein provided.

9. Covenants.

(a) From the date of this Agreement until the Expiration Date, the Seller shall not: (i) sell, dispose of, pledge or encumber or authorize the sale disposition or encumbrance of, or grant or issue any option, warrant or other right to acquire the Shares; or (ii) make, terminate or waive any agreement with respect to the Shares or otherwise vote for an amendment of the Company's Articles of Incorporation that has an adverse effect on the rights of the holder of the Shares.

(b) The Seller agrees to pay any transfer taxes arising from the sale of the Shares as contemplated herein.

10. Adjustments. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) outstanding shares of the Company of a class or series which is the same as the class or series of some or all of the Shares ("Covered Securities"), are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Covered Securities, an appropriate and proportionate adjustment shall be made in (A) the number and kind of shares subject the Option and comprising the Shares hereunder, and (B) the Exercise Price, without changing the aggregate purchase price as to which the Option shall remain exercisable.

11. Indemnification.

(a) The Seller will indemnify and hold the Buyer harmless at all times against and in respect of any and all damage or deficiency resulting from any misrepresentation, breach of warranty or wrongful nonfulfillment of any agreement by the Seller under this Agreement, or from any misrepresentation in, or omission from, any certificate or other instrument furnished, or to be furnished to the Buyer, and any and all actions, suits, proceedings, demands, assessments, judgments, costs, lost profits and legal and other expense, including reasonable attorneys' fees, incident to any of the foregoing;

(b) The Buyer will indemnify and hold the Seller harmless at all times against and in respect of any and all damage or deficiency resulting from any misrepresentation, breach of warranty or wrongful nonfulfillment of any agreement by the Buyer under this Agreement, or from any misrepresentation in, or omission from, any certificate or other instrument furnished, or to be furnished to the Seller, including, without limitation, the Buyer's wrongful failure to close and any and all actions, suits, proceedings, demands, assessments, judgments, costs, and legal and other expenses incident to any of the foregoing, including, reasonable attorneys' fees.

(c) The indemnified party shall give the indemnifying party written notice of any event which may lead to a claim and demand made under this section by the indemnified party promptly after the indemnified party becomes aware of such event. The indemnifying party shall be given a reasonable opportunity to defend or otherwise resolve such matter and shall be given reasonable access to the indemnified party's books and records for such purpose, all at the indemnifying party's expense. The indemnifying party shall have thirty days from the date of receipt of such written notice within which to elect to defend against any such claim. If such election is declined or if the indemnifying party abandons any such defense once elected, the indemnified party shall thereafter be entirely free to defend, contest, settle, or compromise any such claim in its determination in the same manner as if the indemnifying party had participated therein. In the event that the indemnifying party elects so to defend, it shall post reasonable collateral to cover damages, costs, claims and losses of any kind which may arise from the claim or demand. In the event that the indemnified party is required to, or deems it prudent to, take any action with respect to a claim within the aforesaid periods and prior to receipt of notice of the indemnifying party's election, the indemnified party shall use all reasonable efforts to consult with that party concerning such action, but shall be and remain free to take such action, or to take no action, as shall seem to it, in its sole discretion, to be in its best interests and the indemnifying party shall likewise be bound by such action. Notwithstanding the indemnifying party's election to defend against any claim, the indemnified party shall have the right to participate in such defense, through counsel of its own choosing and at its sole cost and expense. Except insofar as any settlement or compromise shall result in the payment of money damages solely by the indemnifying party, the indemnifying party shall not settle or compromise any claim without the prior written consent of the indemnified party, which may be withheld by the indemnified party in its sole discretion.

(d) The obligations of this Section 11shall survive the Closing.

12. Acknowledgments. The parties hereto agree and acknowledge that the Exercise Price was negotiated at arms-length and may or may not be representative as an accurate valuation of the Shares.

13. Transaction Broker. Neither the Seller nor the Buyer has engaged any broker or other person to represent their interests in this transaction. The Seller and the Buyer shall indemnify and hold the other harmless from and against any loss, costs or damage suffered or incurred by the other as a result of a breach of the foregoing representation.

14. Escrow Agent.

(a) The Escrow Agent shall disburse all proceeds and certificates in accordance with the terms of this Agreement. In the event that either the Buyer or Seller fails to comply with terms of this agreement, as determined in the sole discretion of the Escrow Agent, the Escrow Agent may return any amounts or items held in escrow hereunder to the party who originally placed it in Escrow and the Escrow Agent shall have no further obligations or liabilities hereunder. Otherwise, the Escrow Agent may resign and be discharged from its duties hereunder at any time by giving at least 30 days' notice of such resignation to the Buyer and the Seller, specifying a date upon which such resignation shall take effect (the "Resignation Notice"). Upon receipt of any Resignation Notice, a successor Escrow Agent shall be appointed by the Buyer and the Seller. In the event the Buyer and the Seller fail to designate a successor Escrow Agent by the effective date of the Escrow Agent's resignation as set forth in the Resignation Notice, the Escrow Agent may return any amounts or items held in escrow hereunder to the party who originally placed it in Escrow and the Escrow Agent shall have no further obligations or liabilities hereunder.

(b) Neither the Escrow Agent nor any of its directors, officers or employees shall be liable to anyone for any action taken or omitted to be taken by it or any of its directors, officers or employees hereunder except in the case of gross negligence or willful misconduct. The Buyer and Seller, jointly and severally, covenant and agree to hold the Escrow Agent harmless from, and indemnify the Escrow Agent against, any loss, liability, expense (including reasonable attorneys' fees and expenses), claim or demand arising out of or in connection with the performance of its obligations under this Agreement, except for any of the foregoing arising out of the gross negligence or willful misconduct of the Escrow Agent. The foregoing indemnification obligations in this section shall survive the resignation and substitution of the Escrow Agent and the termination of this Agreement. The costs and expenses of enforcing these rights of indemnification shall also be paid by the Buyer and the Seller, respectively. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damages.

15. Miscellaneous.

(a) This Agreement represents the entire understanding of the parties with respect to its subject matter, and supercedes all prior discussions and agreements among the parties. No party shall be deemed to be the agent or representative of the other. No change or cancellation of this Agreement, except as expressly provided herein, shall be effective unless in writing and signed by all parties hereto. No waiver of any provision hereof shall be deemed to constitute a waiver of any other provision or a continuing waiver of the same provision. All covenants shall be binding upon, and inure to the benefit of, and be enforceable by the parties and their successors, assigns, heirs, representatives and administrators. Nothing contained in this Agreement is intended to confer upon any person, other than the parties and their respective successors, assigns, heirs, representatives and administrators, any right, remedy, obligation or liability under or by reason of this Agreement. The headings are for the convenience of reference only and shall not be deemed a part of this Agreement.

    Each Party shall execute and deliver to the other such further documents and instruments as may be reasonably required in furtherance of the performance of the terms and conditions of this Agreement. In accordance with the foregoing, the Seller covenants at the request of the Buyer to execute one or more proxies in favor of the Buyer to give the Buyer full voting control of the Shares as of the Exercise Date. This Section 15(b) shall survive the Closing.

    Unless required by law, any public announcement or similar publicity with respect to this Agreement or the other transactions contemplated hereby will be issued, if at all, at such time and in such manner as the Buyer determines with the concurrence of the Seller, which concurrence shall not be unreasonably withheld or delayed by the Seller. Unless disclosure is consented to by the Buyer in writing in advance in each instance or required by law or disclosure has otherwise already been made, the Seller shall keep this Agreement, including the fact of this Agreement, and the transactions contemplated hereby strictly confidential and may not make any disclosure of this Agreement or such transactions to any person or entity other than its or their directors, officers, employees or agents who need to know such information to enable the Company to comply with this Agreement, provided that each such director, officer, employee or agent shall agree, for the benefit of the Buyer, to maintain the confidentiality of such information as provided in this section.

(d) All notices, which are required or permitted hereunder shall be sufficient if given in writing and delivered personally or by registered or certified mail, postage prepaid, as follows:

If to the Buyer:

Green Mountain Coffee Roasters, Inc.

33 Coffee Lane

Waterbury, VT 05676

Attn: Mr. Robert P. Stiller, President

With a required copy to:

H. Kenneth Merritt, Jr., Esq.

Merritt & Merritt

30 Main Street, Suite 330

P.O. Box 5839

Burlington, VT 05402

If to Escrow Agent to:

Merritt & Merritt

30 Main Street, Suite 330

P.O. Box 5839

Burlington, VT 05402

If to the Seller to the address set forth on the signature page hereto.

(e) Except as otherwise provided, each party shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of its promises and the consummation of the transactions contemplated.

(f) This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument. In offering any counterpart in proof it shall not be necessary to establish the existence or location of any other counterpart.

(g) This Agreement shall be governed as to its validity and effect by the internal laws of the State of Vermont, without regard to its rules regarding conflicts of law. Any dispute arising hereunder shall be subject to the exclusive jurisdiction of the state or federal courts located in and around Burlington, Vermont. Each party hereto waives any claim that such courts are an inconvenient forum or an improper forum based on lack of venue or jurisdiction.

(h) If an action or claim under this Agreement is maintained or defended, at the time such claim or action is finally adjudicated the prevailing party shall be entitled to recover its costs and reasonable attorneys' fees.

(i) Seller agrees that its obligations pursuant to this Agreement are special and unique, that in the event of any breach or threatened breach of this Agreement, Buyer would suffer irreparable harm and that it would be impossible to measure the damages to Buyer from violations by Seller of its obligations hereunder. Therefore, in addition to any other remedies which may be available at law or equity, Buyer shall have the right to have all Seller's obligations, undertakings, agreements and covenants specifically performed by Seller in accordance with the terms of this Agreement, and shall have the right to obtain preliminary and permanent injunctive relief or secure specific performance to prevent a breach or contemplated breach of this Agreement without the posting of a bond, proof of actual damages or further proof of irreparable harm.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first above written.

Buyer:

GREEN MOUNTAIN COFFEE ROASTERS, INC.

By:____________________________

Name: Stephen J. Sabol

Title: Vice- President, Development

Seller:

_________________________________

Print Seller's Name

_________________________________

Signature

_________________________________

Title, in the case of an entity

Address:

As used herein "Shares" shall mean the following shares of the Company held by the Seller:

_____ shares of Common Stock

_____ shares of Series A Preferred Stock

_____ shares of Series B Preferred Stock

_____ shares of Series C Preferred Stock

Escrow Agent:

VENTURE LAW, INC. d/b/a MERRITT & MERRITT

By:_______________________________

EXHIBIT A

FORM OF STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Shares, as defined in that certain Stock Option Agreement dated as of ____________ (the "Option Agreement") by and among the undersigned, Green Mountain Coffee Roasters, Inc. and Venture Law, Inc., of Keurig, Incorporated, and does hereby irrevocably constitute and appoint __________________ as his or her Attorney-in-Fact to transfer said shares on the books of said corporation with full power to act alone, including full power of substitution in the premises.

IN ADDITION, the undersigned, does hereby certify, that the representations and warranties made by the undersigned in the Option Agreement were accurate in all material respects as of the date thereof and are accurate as of the date hereof and the undersigned has performed or complied with each of the covenants, agreements and conditions required to be performed or complied with by it on or prior to the date hereof.

Dated: _________

_________________________________

Print Seller's Name

_________________________________

Signature

_________________________________

Title, in the case of an entity

EXHIBIT B

ASSUMED CONTRACTS

1. Amended and Restated Shareholders' Agreement, dated as of February 28, 1998, as amended as of September 19, 2001. (Affects only Series B Preferred Stock).

2. Securities Purchase Agreement, dated as of September 30, 1997, as amended as of September 19, 2001. (Affects only Series C Preferred Stock).

3. Securities Purchase Agreement, dated as of January 31, 1996. (Affects only Series B Preferred Stock.).

4. Securities Purchase Agreement, dated as of April 12, 1995. (Affects only Series B Preferred Stock).

5. Amended and Restated First Refusal Agreement, dated as of December 17, 1996. (Affects only Series B Preferred Stock).

6. Subscription Agreement, dated ___________, 1998. (Affects only Common Stock).

7. Securities Purchase Agreement, dated as of _________. (Affects only Series A Preferred Stock.